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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                           --------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 17, 2000 included in Mallon Resources Corporation's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                         ARTHUR ANDERSEN LLP

Denver, Colorado
August 22, 2000